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                         T H E   Q U A D R A   F U N D S


                                  ANNUAL REPORT

                                     03.31.97

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QUADRA LIMITED MATURITY TREASURY FUND

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Shareholder Inquiries:
     QUADRA Capital Partners, L.P.
     270 Congress Street
     Boston, MA  02210
     617.426.0900
     800.595.9291

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MESSAGE TO SHAREHOLDERS                                           MARCH 31, 1997

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Dear Shareholders,

We are pleased to present the first Annual Report for the Quadra Limited Maturity Treasury Fund. The fund opened on January 27, 1997 and total return to date has been 0.6%. This compares to 0.2% for the Lehman 1-3 Year Treasury Index. On an annualized basis, the Fund return was 3.7% and the Index return was 1.0%.

Our portfolio managers Michael O'Connell and Paul Anhalt, from Anhalt/O'Connell, Inc., are dedicated to executing the Fund's investment strategy in the best way possible. Our strategy of investing in US Treasury securities provides an excellent option for the investor who is seeking a high level of income with maximum credit protection and moderate fluctuation in value. Attached you will find an update from Messrs. Anhalt and O'Connell on market conditions.

All of us at Quadra Capital Partners, L.P. strive to provide each of our clients with investment solutions that meet their goals for today and tomorrow. We thank you for the opportunity to help with your investment management needs.


Quadra Capital Partners, L.P.

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REPORT FROM ANHALT/O'CONNELL, INC.                                MARCH 31, 1997

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Dear Shareholders,

We are pleased to report on the Quadra Limited Maturity Treasury Fund's abbreviated first fiscal year. The Fund's annualized return of 3.7% was significantly above the Lehman 1-3 Year Treasury Index annualized return of 1.0%. Since inception, the Fund's total return to date has been 0.6%, which compares favorably with the Index return of 0.2%.

The bond market's year-end 1996 rally ended abruptly in the first quarter on news of unexpected strength in the economy. Increases in construction and manufacturing, joined later by gains in employment and consumer spending, were ammunition for the Federal Reserve Board, which raised its key Federal Funds Rate a quarter-point to 5.50% on March 25, 1997. Economic conditions softened since then and allowed the Fed to pass on further increases at the May 20th meeting.

The Fed's tightening of monetary policy was minimal, but preemptive, as it lacked the justification of higher-trending commodity prices that have presaged higher inflation and Fed moves in the past. The threat of higher wage inflation, poised to exceed 4% in the coming months, however, is of particular concern to Fed officials and if realized, can be used to justify further increases in interest rates.

Overall credit conditions have slowly deteriorated since late 1993, when interest rates saw their cyclical lows, through March of 1997. It will take steadiness in commodity prices and additional weakening in other key credit demand indicators to keep inflation in check and allow interest rates to work lower again later in the year. Meanwhile, we expect plenty of market volatility in the months ahead.


Anhalt/O'Connell, Inc.
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QUADRA LIMITED MATURITY TREASURY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 1997

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The following chart compares a change in value of a $10,000 investment in the
Fund, including reinvested dividends and distributions, and the performance of the Lehman 1-3 Year Treasury Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.


     QUADRA LIMITED MATURITY TREASURY FUND VS LEHMAN 1-3 YEAR TREASURY INDEX


                                     [GRAPH]


                    Inception*     31-Jan-97      28-Feb-97      31-Mar-97
Quadra              $  10,000      $  10,006      $  10,034      $  10,063
Lehman 1-3 Year     $  10,000      $  10,000      $  10,024      $  10,016



INVESTMENT VALUE ON 3/31/97
---------------------------
QUADRA Limited Maturity Treasury Fund        $  10,063
Lehman 1-3 Year Treasury Index               $  10,016

                                             INCEPTION      INCEPTION
                                             TO DATE        TO DATE
 TOTAL RETURN                                CUMULATIVE*    ANNUALIZED*
-------------                                -----------    -----------
QUADRA Limited Maturity Treasury Fund             0.6%           3.7%
Lehman 1-3 Year Treasury Index                    0.2%           1.0%


*    Inception date for QUADRA Limited Maturity Treasury Fund was January 27,
     1997.
** Annualized, return for the Lehman 1-3 Year Treasury Index based on an inception date of January 31, 1997.


                                        3
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QUADRA LIMITED MATURITY TREASURY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1997

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FACE
AMOUNT              SECURITY DESCRIPTION                              VALUE
------              --------------------                              -----

U.S. TREASURY BILLS(a) (78.4%)
 $  50,000          5.04%, 5/1/97                                $   49,787
    85,000          5.26%, 1/8/98                                    81,331
   290,000          5.19%, 9/4/97                                   283,302
                                                                 ----------

TOTAL U.S. TREASURY BILLS (COST $414,808)                           414,420
                                                                 ----------

U.S. TREASURY NOTES (16.7%)
    40,000          5.25%, 7/31/98                                   39,525
    49,000          5.88%, 1/31/99                                   48,556
                                                                 ----------
TOTAL U.S. TREASURY NOTES (COST $88,593)                             88,081
                                                                 ----------

SHARES
------
SHORT-TERM HOLDINGS (4.9%)
    26,066          1784 Institutional U.S. Treasury Money
                    Market Fund (cost $26,066)                       26,066
                                                                 ----------

TOTAL INVESTMENTS (100.0%) (COST $529,467)                       $  528,567
                                                                 ----------
                                                                 ----------


_______________________________

(a)  Annualized yields at time of purchase (unaudited).


See Notes to Financial Statements.       4


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QUADRA LIMITED MATURITY TREASURY FUND
STATEMENT OF ASSETS AND LIABLILITIES
MARCH 31, 1997

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ASSETS:
   Investments (Note 2):
      Investments at cost                                         $  529,467
      Net unrealized appreciation (depreciation)                        (900)
                                                                  ----------
         Total investments at value                                  528,567
   Interest receivable                                                   932
   Receivable for Fund shares sold                                   317,454
   Receivable from Adviser (Note 3)                                   32,331
   Organization costs, net of amortization (Note 2)                   28,919
                                                                  ----------

Total assets                                                         908,203
                                                                  ----------

LIABILITIES:
   Payable to related parties (Note 2)                                30,000
   Accrued fees and other expenses                                    31,505
                                                                  ----------
Total liabilities                                                     61,505
                                                                  ----------

NET ASSETS:                                                       $  846,698
                                                                  ----------
                                                                  ----------


COMPONENTS OF NET ASSETS:
   Paid in capital                                                $  842,219
   Undistributed net investment income (loss)                          5,364
   Unrealized appreciation (deprecation) on investments                 (900)
   Accumulated net realized gain (loss)                                   15
                                                                  ----------

NET ASSETS                                                        $  846,698
                                                                  ----------
                                                                  ----------

SHARES OF BENEFICIAL INTEREST                                         84,855
                                                                  ----------
                                                                  ----------


NET ASSET VALUE (OFFERING AND REDEMPTION
   PRICE PER SHARE)                                               $     9.98
                                                                  ----------
                                                                  ----------


See Notes to Financial Statements.       5
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QUADRA LIMITED MATURITY TREASURY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 28, 1997 THROUGH MARCH 31, 1997

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INVESTMENT INCOME:
   Interest income                                                $    2,951
                                                                  ----------

EXPENSES:
   Investment advisory (Note 3)                                          256
   Management (Note 3)                                                 7,204
   Transfer agency (Note 3)                                            4,356
   Custody                                                               745
   Accounting (Note 3)                                                 6,484
   Audit                                                              10,500
   Registration                                                        5,241
   Reporting                                                           2,500
   Organization costs (Note 2)                                         1,081
   Miscellaneous                                                       1,680
                                                                  ----------

Total expenses                                                        40,047
   Expenses reimbursed and fees waived (Note 5)                      (39,791)
                                                                  ----------

Net expenses                                                             256
                                                                  ----------

NET INVESTMENT INCOME (LOSS):                                          2,695
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
      Net realized gain (loss) on investments sold                        15
      Net change in unrealized appreciation (depreciation)
         on investments                                                 (900)
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  (885)
                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $    1,810
                                                                  ----------
                                                                  ----------


See Notes to Financial Statements.       6
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QUADRA LIMITED MATURITY TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1997

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                                                             Amount     Shares
                                                             ------     ------

NET ASSETS - JANUARY 28, 1997 (a)                          $      10
----------------------------------------------             ---------

OPERATIONS:
   Net investment income (loss)                                2,695
   Net realized gain (loss) on investments sold                   15
   Net change in unrealized appreciation(depreciation)
   on investments                                               (900)
                                                           ---------
      Net increase (decrease) in net assets resulting
      from operations                                          1,810
                                                           ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (2,695)
                                                           ---------

CAPITAL SHARE TRANSACTIONS (Note 6):
   Sale of shares                                            844,918     84,588
   Reinvestment of distributions                               2,695        270
   Redemption of shares                                          (40)        (4)
                                                           ---------  ---------

      Net increase (decrease) in capital transactions        847,573     84,854
                                                           ---------  ---------
                                                                      ---------

      Net increase (decrease)                                846,688
                                                           ---------

NET ASSETS - MARCH 31, 1997 (Including line b)             $ 846,698
----------------------------------------------             ---------
                                                           ---------

(a) Commencement of investment operations.

(b) Accumulated undistributed net investment income        $   5,364
                                                           ---------
                                                           ---------


See Notes to Financial Statements.       7
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QUADRA LIMITED MATURITY TREASURY FUND
FINANCIAL HIGHLIGHTS

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Selected per share data and ratios for a share
outstanding throughout the period.

                                                                Period Ended
                                                                  March 31,
                                                                  1997(a)
                                                                ------------
Net Asset Value, Beginning of Period                                  $10.00
Investment Operations
   Net Investment Income (Loss)                                         0.08
   Net Realized and Unrealized Gain (Loss) on Investments              (0.02)
                                                                ------------
Total from Investment Operations                                        0.06
Distributions from Net Investment Income                               (0.08)
                                                                ------------
Net Asset Value, End of Period                                         $9.98
                                                                ------------
                                                                ------------

Total Return                                                            0.63%

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                             $847
Ratios to Average Net Assets:
   Expenses including reimbursement/waiver                              0.45%(b)
   Expenses excluding reimbursement/waiver                             70.40%(b)
   Net investment income (loss) including
         reimbursement/waiver                                           4.74%(b)
Portfolio Turnover Rate                                                    0%

_______________________________

(a) For the period January 28, 1997 (commencement of operations) through March 31, 1997.
(b) Annualized.


                                        8
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QUADRA LIMITED MATURITY TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

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NOTE 1.  ORGANIZATION

Forum Funds-Registered Trademark- (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has eleven active investment portfolios (the "Funds"). The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report is Quadra Limited Maturity Treasury Fund (the "Fund"), a diversified portfolio of the Trust that commenced operations on January 28, 1997.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

INTEREST INCOME - Interest income is determined on the basis of interest accrued and discount earned.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared daily and paid monthly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS - The costs incurred by the Fund in connection with its organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc.-Registered Trademark- and will be reimbursed by the Fund.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REALIZED GAIN AND LOSS - Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.


                                        9
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QUADRA LIMITED MATURITY TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 1997

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NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is Quadra Capital Partners, L.P. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.45% of the average daily net assets of the Fund. The Adviser has, however, agreed to waive a portion of its advisory fee until May 1, 1997 in order to cap the Fund's expenses at 0.45% of the average daily net assets of the Fund.

Quadra has entered into an investment sub-advisory agreement with Anhalt/O'Connell, Inc. (the "Sub-Adviser"). Fees related to these services are borne directly by the Adviser.

The administrator of the Fund is Forum Administrative Services, LLC (the "Administrator"). Pursuant to an Administration Agreement, FAS receives a fee from the Fund at an annual rate of 0.10% of the first $50 million of the Fund's average daily net assets and 0.05% of the average daily net assets over $50 million, subject to an annual minimum of $40,000. FAS, in its sole discretion, may waive all or any portion of its fees.

The distributor of the Fund is Forum Financial Services, Inc.-Registered Trademark- ("Forum"). Pursuant to a Distribution Agreement, Forum receives no compensation for its services. Forum may delegate to other persons responsibility for certain services under this Agreement.

Forum Financial Corp.-Registered Trademark- ("FFC"), an affiliate of Forum, serves as the Fund's transfer agent and dividend disbursing agent, and fund accountant. For its services in these capacities, FFC receives $24,000 per year, plus certain shareholder account fees and $36,000 plus certain adjustments based on the type and volume of portfolio transactions, respectively.

NOTE 4.  SECURITY TRANSACTIONS

Purchases and sales of government securities, other than short-term investments, totaled $88,593 and $0 respectively, for the period ended March 31, 1997.

For Federal income tax purposes, the tax basis of investment securities owned at March 31, 1997 was $529,467. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $900.

NOTE 5.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser and Administrator have voluntarily waived a portion of their fees and assumed certain expenses of the Fund so that total expenses of the Fund would not exceed a certain limitation. For the period ended March 31, 1997, fees waived and expenses reimbursed were as follows:

                                    WAIVED         REIMBURSED
                                    ------         ----------
     Adviser                       $   256           $32,331
     Administrator                   7,204             -

NOTE 6.  SHARES OF BENEFICIAL INTEREST

At March 31, 1997, two shareholders were record owners of approximately 60% and 27% respectively of the total outstanding shares of the Fund. The 27% owner is affiliated with the Adviser.

                                       10
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REPORT OF INDEPENDENT ACCOUNTANTS
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To the Shareholders of QUADRA Limited Maturity Treasury Fund and Trustees of
Forum Funds:

     We have audited the accompanying statement of assets and liabilities of QUADRA Limited Maturity Treasury Fund (the "Fund") (a separate portfolio of Forum Funds), including the schedule of investments, as of March 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 28, 1997 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QUADRA Limited Maturity Treasury Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period January 28, 1997 (commencement of operations) to March 31, 1997, in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
May 9, 1997


                                       11